TDX INDEPENDENCE FUNDS, INC.

TDX Independence 2010 Exchange-Traded Fund

TDX Independence 2020 Exchange-Traded Fund

TDX Independence 2030 Exchange-Traded Fund

TDX Independence 2040 Exchange-Traded Fund

TDX Independence In-Target Exchange-Traded Fund

(each, a “Fund,” and collectively, the “Funds”)

Supplement dated November 9, 2010 to the

currently effective Prospectus dated September 28, 2010 and the Statement of Additional

Information dated September 28, 2010, and all supplements thereto

This Supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information listed above and should be read in conjunction with the Prospectus and Statement of Additional Information.

The average annual total return information for each Fund’s Underlying Index for the period ended December 31, 2009, which is included as the last line in each Fund’s Average Annual Total Returns table, is replaced with the average annual total return information below.

	1 Year	Since Inception (10/1/07)
TDX Independence 2010 Exchange-Traded Fund
Zacks 2010 Lifecycle Index (reflects no deduction for fees, expenses or taxes)	9.07%	(0.97)%

TDX Independence 2020 Exchange-Traded Fund
Zacks 2020 Lifecycle Index (reflects no deduction for fees, expenses or taxes)	17.38%	(5.62)%

TDX Independence 2030 Exchange-Traded Fund
Zacks 2030 Lifecycle Index (reflects no deduction for fees, expenses or taxes)	21.05%	(10.78)%

TDX Independence 2040 Exchange-Traded Fund
Zacks 2040 Lifecycle Index (reflects no deduction for fees, expenses or taxes)	24.50%	(12.15)%

TDX Independence In-Target Exchange-Traded Fund
Zacks In-Target Lifecycle Index (reflects no deduction for fees, expenses or taxes)	5.99%	2.18%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE